UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2010

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Incentive Program 2010

On February 23, 2010, using market data for individuals in comparable positions and markets, the Compensation Committee established the individual target incentive opportunity under the annual incentive program for each of our executive officers, expressed as a percentage of base salary. Each named executive officer’s target is 65%; except that the target for Mr. Donald R. Chappel, Sr. Vice President and Chief Financial Officer, is 75%, and the target for Mr. Steven J. Malcolm, Chairman, President, and Chief Executive Officer, is 100%. Executive 2010 annual incentive targets remain unchanged from 2009 levels. Funding under the 2010 annual incentive program will be based on Williams’ 2010 EVA® performance. EVA® was also the metric for the 2009 annual incentive program. The annual incentive program funds an incentive payment up to a maximum of 250% of the target opportunity.

Equity Awards 2010

On February 23, 2010, the Compensation Committee approved the 2010 equity award grants of stock options and performance-based restricted stock units for Mr. Steven J. Malcolm, Chairman, President, and Chief Executive Officer. The equity mix for the Chief Executive Officer will remain, as in the prior year, with 50% in stock options and 50% in performance-based restricted stock units. The Committee also approved grants of stock options, performance-based restricted stock units, as well as time-based restricted stock units for the other named executive officers. The mix of equity compensation for named executive officers, other than the Chief Executive Officer will remain, as in the prior year, with 30% in stock options, 35% in time-based restricted stock units, and 35% in performance-based restricted stock units.

The terms of the stock options and time-based restricted stock units are materially consistent with the same type of awards granted in prior years. The terms of the performance-based restricted stock units provide recipients with the opportunity to earn between 0% and 200% of the units depending on the degree of achievement of both absolute and relative measurements of Total Shareholder Return at the end of a three-year period, subject to certain restrictions on transfer and the possibility of forfeiture as well as certification by the Committee.

The Company’s 2007 Incentive Plan is on file with the Securities and Exchange Commission as Exhibit C to the Company’s Proxy Statement, Definitive 14A, filed on April 10, 2007.

Note: EVA® is a registered trademark of Stern, Stewart and Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

March 1, 2010	By:	La Fleur C. Browne

Name: La Fleur C. Browne
Title: Associate General Counsel and Corporate Secretary